Net Investment In Finance And Sales-type Leases (Components Of The Net Investment In Finance And Sales-type Leases) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Net Investment In Finance And Sales-type Leases [Abstract]
Total lease payments to be received	$ 409,282	$ 31,680
Estimated residual values of leased flight equipment (unguaranteed)	98,994	5,000
Less: Unearned income	(161,185)	(4,685)
Net investment in finance and sales-type leases, before allowance for credit losses	347,091	31,995
Net investment in finance and sales-type leases	$ 347,091	$ 31,995